UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00524

The Dreyfus/Laurel Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	05/31/17

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus Emerging Markets Debt Local Currency Fund

Dreyfus Equity Income Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Emerging Markets Debt Local Currency Fund

ANNUAL REPORT May 31, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Emerging Markets Debt Local Currency Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Emerging Markets Debt Local Currency Fund, covering the 12-month period from June 1, 2016 through May 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks advanced solidly over the past year while bonds produced mixed returns in response to various economic and political developments. Equities began the reporting period in the midst of a sustained rebound from previous weakness as global economic data improved, commodity prices recovered, and U.S. monetary policymakers delayed additional rate hikes. After a bout of volatility in late June 2016, stocks continued to climb over the summer. The unexpected outcome of U.S. elections in November sent stocks sharply higher in anticipation of new fiscal, regulatory, and tax policies. Generally strong economic data and corporate earnings continued to support stock prices over the first five months of 2017.

In the bond market, yields of high-quality government bonds declined to historical lows early in the reporting period due to robust investor demand for current income. Yields moved higher in late 2016 in anticipation of short-term interest-rate hikes and more stimulative U.S. fiscal policies, but they receded in early 2017 when political uncertainty caused some of those expectations to moderate. In contrast, lower-rated corporate-backed bonds generally fared well throughout the reporting period in a more business-friendly market environment.

Some asset classes and industry groups seem likely to benefit from a changing economic and geopolitical landscape, while others probably will face challenges as conditions evolve. Consequently, selectivity may be key to investment success in the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
June 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from June 1, 2016 through May 31, 2017, as provided by Javier Murcio and Federico Garcia Zamora, Primary Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended May 31, 2017, Dreyfus Emerging Markets Debt Local Currency Fund’s Class A shares produced a total return of 11.81%, Class C shares returned 10.95%, Class I shares returned 11.99%, and Class Y shares returned 12.26%.1 In comparison, the fund’s benchmark, the J.P. Morgan GB Index-EM Global Diversified (the “Index”), produced a 12.16% total return for the same period.2

Despite bouts of pronounced weakness following U.S. elections in November 2016, emerging market bonds and currencies generally rallied over the reporting period when investors responded positively to improved economic data in developing nations. Our country allocation and security selection strategies enabled the fund’s shares to achieve returns relatively in line with the Index.

The Fund’s Investment Approach

The fund seeks to maximize total return. To pursue its goal, the fund normally invests at least 80% of its assets in emerging market bonds and other debt instruments denominated in the local currency of issue, and in derivative instruments that provide investment exposure to such securities.

When choosing investments, we employ an investment process that uses in-depth fundamental country and currency analysis disciplined by proprietary quantitative valuation models. A “top-down” analysis of macroeconomics, financial and political variables guides country and currency allocations. We also consider technical market factors and the global risk environment. We seek to identify shifts in country fundamentals and consider the risk-adjusted attractiveness of currency and duration returns for each emerging market country.

Economic and Political Factors Drove Market Performance

Emerging market bonds and local currencies gained value during the summer of 2016 amid encouraging reports of improved economic conditions in China, Brazil, and other developing nations. The rally was derailed after the November 2016 U.S. presidential election, when investors worried that a new presidential administration would adopt protectionist U.S. trade policies that would make exports to the United States less competitive. By the end of December, emerging bond and currency markets began to rebound as trade policy concerns eased and investors responded positively to improved economic data. Debt securities from developing nations generally fared better than their developed market counterparts over the reporting period as investors became less averse to risks and shifted assets away from markets with low interest rates and toward higher-yielding emerging market bonds.

In addition, the value of local currencies against the U.S. dollar was supported by rising short-term interest rates in the United States, which global investors worried might negatively affect prices of U.S. government securities. Indeed, the Federal Reserve Board (the “Fed”) raised interest rates twice during the reporting period, once in December 2016 and again in March 2017.

Although most emerging debt markets produced strong returns in a constructive market environment, political scandals in Brazil later in the reporting period caused bond yields to climb and the value of the Brazilian real to fall against the U.S. dollar.

Fund Strategies Supported Double-Digit Gains

The fund’s country allocation strategy proved relatively effective over the reporting period. In particular, reduced exposure to the Brazilian real in advance of scandal-influenced market declines helped the fund cushion against subsequent weakness in the currency. In addition, long positions in

3

DISCUSSION OF FUND PERFORMANCE (continued)

other Latin American markets, such as Argentine bonds and the Colombian peso, helped bolster the fund’s results compared to the Index. In Europe, successful positions included overweighted exposure to Russian bonds denominated in the ruble, which benefited from improving economic fundamentals despite weakening oil prices later in the reporting period.

Disappointment during the reporting period included underweighted positions in Asian currencies, such as the Thai baht and Taiwan dollar, that appreciated along with the Chinese yuan. Underweighted exposure to the South African rand also weighed on relative results to a degree.

At times during the reporting period, we employed forward contracts to establish the fund’s currency positions and call options to enhance returns from income.

A Constructive Investment Posture

We remain optimistic about the prospects for emerging market bonds and currencies. Positive macroeconomic influences currently at work in global markets include generally stable commodity prices, improved economic data in China and other developing nations, and accommodative monetary policies in Europe, Japan, and China that should keep their bond yields low compared to other markets. While U.S. short-term interest rates are expected to rise further as the Fed continues to shift toward a less accommodative monetary policy, we believe that the U.S. bond market and U.S. dollar already reflect future rate hikes.

As of the reporting period’s end, we have identified an ample number of attractive opportunities among currencies and bonds in Europe and Latin America, including countries such as the Czech Republic, Russia, Argentina, and Colombia. In contrast, we have found fewer bonds and currencies meeting our investment criteria in Asia, resulting in underweighted exposure to the Taiwan dollar, Hong Kong dollar, and Korean won.

June 15, 2017

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits, and low savings rates, political factors, and government control. The fixed income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance.

1  Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The performance figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated, or modified at any time. Had these expenses not been absorbed, the fund’s performance would have been lower.

2  Source: FactSet — The J.P. Morgan GB Index-EM Global Diversified tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The diversified index limits the exposure of some of the larger countries. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Emerging Markets Debt Local Currency Fund Class A shares, Class C shares, Class I shares and Class Y shares and the J.P. Morgan GB Index-EM Global Diversified (the “Index”)

†  Source: FactSet

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Emerging Markets Debt Local Currency Fund on 9/12/08 (inception date) to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The Index limits the exposure of some of the larger countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 5/31/17
	Inception Date	1 Year	5 Years		From Inception
Class A shares
with maximum sales charge (4.5%)	9/12/08	6.82%	-1.57%		1.20%
without sales charge	9/12/08	11.81%	-0.66%		1.73%
Class C shares
with applicable redemption charge †	9/12/08	9.95%	-1.42%		0.95%
without redemption	9/12/08	10.95%	-1.42%		0.95%
Class I shares	9/12/08	11.99%	-0.38%		2.00%
Class Y shares	7/1/13	12.26%	-0.35%	††	1.91%	††
J.P. Morgan GB Index— EM Global Diversified	8/31/08	12.16%	0.32%		2.88%	†††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

†††  For comparative purposes, the value of the Index as of 8/31/08 is used as the beginning value on 9/12/08.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Markets Debt Local Currency Fund from December 1, 2016 to May 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$8.21	$12.29	$7.25	$6.56
Ending value (after expenses)	$1,137.90	$1,134.20	$1,138.50	$1,140.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.75	$11.60	$6.84	$6.19
Ending value (after expenses)	$1,017.25	$1,013.41	$1,018.15	$1,018.80

† Expenses are equal to the fund’s annualized expense ratio of 1.54% for Class A, 2.31% for Class C, 1.36% for Class I and 1.23% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

May 31, 2017

Bonds and Notes - 94.8%	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Foreign/Governmental - 94.8%
AHML Finance, Sr. Unscd. Notes	RUB	7.75	2/13/18	77,900,000		1,359,748
Argentine Government, Bonds	ARS	2.50	7/22/21	10,064,000	[b]	743,868
Argentine Government, Sr. Unscd. Bonds	ARS	16.00	10/17/23	2,700,000		178,649
Argentine Government, Sr. Unscd. Notes	ARS	5.83	12/31/33	1,162,000	[b]	547,794
Argentine Government, Unscd. Bonds	ARS	18.20	10/3/21	4,150,000		277,228
Brazilian Government, Notes, Ser. F	BRL	10.00	1/1/23	7,670,000		2,315,223
Brazilian Government, Notes, Ser. F	BRL	10.00	1/1/25	2,490,000		743,304
Chilean Government, Sr. Unscd. Notes	CLP	5.50	8/5/20	230,500,000		364,141
City of Buenos Aires Argentina, Unscd. Bonds, Ser. 22	ARS	22.63	3/29/24	6,400,000		400,778
Colombian Government, Bonds, Ser. B	COP	10.00	7/24/24	1,077,400,000		456,928
Colombian Government, Bonds, Ser. B	COP	7.75	9/18/30	3,228,100,000		1,237,605
Comision Federal de Electricidad, Sr. Unscd. Bonds, Ser. 14-2	MXN	7.35	11/25/25	38,580,000		1,864,503
Findeter, Sr. Unscd. Notes	COP	7.88	8/12/24	4,793,000,000	[c]	1,644,337
Hungarian Government, Bonds, Ser. 24/B	HUF	3.00	6/26/24	21,240,000		80,154
Hungarian Government, Bonds, Ser. 25/B	HUF	5.50	6/24/25	252,670,000		1,101,526
Indonesian Government, Sr. Unscd. Bonds, Ser. FR58	IDR	8.25	6/15/32	15,843,000,000		1,257,709
Indonesian Government, Sr. Unscd. Bonds, Ser. FR68	IDR	8.38	3/15/34	9,946,000,000		801,206
Indonesian Government, Sr. Unscd. Bonds, Ser. FR70	IDR	8.38	3/15/24	4,463,000,000		361,946
Indonesian Government, Sr. Unscd. Bonds, Ser. FR71	IDR	9.00	3/15/29	6,050,000,000		512,911
Malaysian Government, Sr. Unscd. Bonds, Ser. 115	MYR	3.96	9/15/25	1,990,000		464,256
Malaysian Government, Sr. Unscd. Bonds, Ser. 316	MYR	3.90	11/30/26	1,695,000		395,236
Malaysian Government, Sr. Unscd. Bonds, Ser. 411	MYR	4.23	6/30/31	350,000		80,467
Malaysian Government, Sr. Unscd. Bonds, Ser. 413	MYR	3.84	4/15/33	2,810,000		621,247
Mexican Government, Bonds	MXN	8.50	12/13/18	450,000		24,585
Mexican Government, Bonds, Ser. M	MXN	5.75	3/5/26	18,350,000		886,274
Mexican Government, Bonds, Ser. M	MXN	7.75	5/29/31	1,400,000		77,201

8

Bonds and Notes - 94.8% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Foreign/Governmental - 94.8% (continued)
Mexican Government, Bonds, Ser. S	MXN	4.50	12/4/25	962,000	[d]	323,798
Peruvian Government, Bonds	PEN	8.20	8/12/26	1,000,000		366,126
Peruvian Government, Bonds	PEN	6.35	8/12/28	2,750,000		887,058
Petroleos Mexicanos, Gtd. Notes	MXN	7.65	11/24/21	16,050,000		822,333
Petroleos Mexicanos, Gtd. Notes	MXN	7.19	9/12/24	13,370,000		635,444
Philippine Government, Sr. Unscd. Notes	PHP	4.95	1/15/21	19,000,000		392,215
Polish Government, Bonds, Ser. 726	PLN	2.50	7/25/26	3,690,000		944,062
Provincia de Buenos Aires/Argentina, Unscd. Bonds	ARS	23.77	5/31/22	6,500,000	[c,e]	411,737
Romanian Government, Bonds, Ser. 10Y	RON	4.75	2/24/25	1,535,000		413,085
Russian Government, Bonds, Ser. 6212	RUB	7.05	1/19/28	46,645,000		791,304
Russian Government, Bonds, Ser. 6215	RUB	7.00	8/16/23	167,510,000		2,854,344
South African Government, Bonds, Ser. 2023	ZAR	7.75	2/28/23	580,000		43,740
South African Government, Bonds, Ser. R186	ZAR	10.50	12/21/26	11,000,000		942,645
South African Government, Bonds, Ser. R213	ZAR	7.00	2/28/31	25,110,000		1,602,694
Thai Government, Sr. Unscd. Bonds	THB	3.85	12/12/25	4,715,000		152,249
Thai Government, Sr. Unscd. Bonds	THB	4.88	6/22/29	6,705,000		235,971
Thai Government, Sr. Unscd. Bonds, Ser. ILB	THB	1.20	7/14/21	27,200,000	[f]	838,932
Thai Government, Sr. Unscd. Bonds, Ser. ILB	THB	1.25	3/12/28	9,887,000	[f]	278,163
Transnet, Sr. Unscd. Notes	ZAR	9.50	5/13/21	32,500,000	[c]	2,428,517
Turkish Government, Bonds	TRY	8.80	9/27/23	5,360,000		1,418,283
Turkish Government, Bonds	TRY	10.40	3/20/24	1,385,000		396,314
Turkish Government, Bonds	TRY	10.60	2/11/26	2,840,000		821,917
Total Bonds and Notes (cost $41,310,291)				36,799,755
Short-Term Investments - .2%	Yield at Date of Purchase (%)		Maturity Date	Principal Amount ($)		Value ($)
U.S. Treasury Bills (cost $64,819)		0.84	9/28/17	65,000		64,794

9

STATEMENT OF INVESTMENTS (continued)

Other Investment - .2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $94,224)	94,224	[g] 94,224
Total Investments (cost $41,469,334)	95.2%	36,958,773
Cash and Receivables (Net)	4.8%	1,847,311
Net Assets	100.0%	38,806,084

a Principal amount stated in U.S. Dollars unless otherwise noted.

ARS—Argentine Peso

BRL—Brazilian Real

CLP—Chilean Peso

COP—Colombian Peso

HUF—Hungarian Forint

IDR—Indonesian Rupiah

MXN—Mexican Peso

MYR—Malaysian Ringgit

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RON—Romanian Leu

RUB—Russian Ruble

THB—Thai Baht

TRY—Turkish Lira

ZAR—South African Rand

b Principal amount for accrual purposes is periodically adjusted based on changes in the Argentine Consumer Price Index.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2017, these securities were valued at $4,484,591 or 11.56% of net assets.

d Principal amount for accrual purposes is periodically adjusted based on changes in the Mexican Consumer Price Index.

e Variable rate security—rate shown is the interest rate in effect at period end.

f Principal amount for accrual purposes is periodically adjusted based on changes in the Thai Consumer Price Index.

g Investment in affiliated money market mutual fund.

10

Portfolio Summary (Unaudited) †	Value (%)
South Africa	12.9
Russia	12.9
Mexico	11.9
Colombia	8.6
Brazil	7.9
Indonesia	7.6
Turkey	6.8
Argentina	6.6
Malaysia	4.0
Thailand	3.9
Peru	3.2
Hungary	3.1
Poland	2.4
Romania	1.1
Philippines	1.0
Chile	.9
Short-Term/Money Market Investments	.4
95.2

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF OPTIONS WRITTEN

May 31, 2017

	Face Amount Covered by Contracts ($)	Value ($)
Call Options:
South African Rand,
July 2017 @ ZAR 14.25	400,000	(2,243)
South African Rand,
July 2017 @ ZAR 14.5	400,000	(531)
South African Rand,
July 2017 @ ZAR 15	400,000	(245)
South Korean Won,
June 2017 @ KRW 1,200	500,000	-
South Korean Won,
July 2017 @ KRW 1,200	400,000	(636)
Total Options Written (premiums received $26,941)		(3,655)

See notes to financial statements.

12

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS May 31, 2017

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Barclays Bank
Chilean Peso,
Expiring
6/15/2017	162,770,000	244,951	241,443	(3,508)
Nigerian Naira,
Expiring
6/8/2017	29,880,000	85,616	94,684	9,068
Polish Zloty,
Expiring
6/14/2017	3,260,000	835,593	876,193	40,600
Citigroup
Brazilian Real,
Expiring
8/2/2017	2,045,000	613,028	622,857	9,829
Indonesian Rupiah,
Expiring
6/15/2017	13,630,945,000	1,017,922	1,021,720	3,798
Malaysian Ringgit,
Expiring
6/15/2017	1,600,000	368,027	373,543	5,516
Peruvian New Sol,
Expiring
6/15/2017	815,000	249,465	248,814	(651)
Russian Ruble,
Expiring
6/15/2017	3,980,000	69,116	69,926	810
Goldman Sachs International
Euro,
Expiring
6/30/2017	185,000	207,457	208,167	710
Polish Zloty,
Expiring
6/14/2017	7,540,000	1,931,897	2,026,533	94,636
HSBC
South African Rand,
Expiring
6/15/2017	520,000	39,190	39,536	346
JP Morgan Chase Bank
Colombian Peso,
Expiring
6/15/2017	1,669,745,000	563,437	571,203	7,766
Czech Koruna,
Expiring
6/15/2017	9,460,000	384,756	403,657	18,901

13

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases: (continued)
JP Morgan Chase Bank (continued)
Hungarian Forint,
Expiring
6/15/2017	183,425,000	630,326	668,838	38,512
Indian Rupee,
Expiring
6/15/2017	26,510,000	402,496	410,068	7,572
Indonesian Rupiah,
Expiring
6/15/2017	3,651,670,000	272,745	273,714	969
Israeli Shekel
Expiring
6/15/2017	1,400,000	382,918	395,607	12,689
Malaysian Ringgit,
Expiring
6/15/2017	8,460,000	1,904,258	1,975,110	70,852
Romanian Leu,
Expiring
6/15/2017	3,090,000	735,067	760,540	25,473
Thai Baht,
Expiring
6/15/2017	25,940,000	749,115	761,529	12,414
Turkish Lira,
Expiring
6/15/2017	2,830,000	756,076	798,514	42,438
UBS
Czech Koruna,
Expiring
6/15/2017	18,420,000	756,326	785,980	29,654
9/29/2017	9,700,000	387,527	416,726	29,199
Sales:
Bank of America
South African Rand,
Expiring
6/15/2017	1,640,000	120,335	124,691	(4,356)
South Korean Won,
Expiring
6/15/2017	884,885,000	790,231	790,528	(297)
Taiwan Dollar,
Expiring
6/15/2017	22,960,000	760,315	763,657	(3,342)
Barclays Bank
Russian Ruble,
Expiring
6/15/2017	10,650,000	184,064	187,112	(3,048)

14

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
Citigroup
Argentine Peso,
Expiring
6/15/2017	3,470,000	218,789	213,834	4,955
7/13/2017	3,650,000	222,697	221,914	783
Mexican New Peso,
Expiring
6/15/2017	8,670,000	453,168	463,777	(10,609)
Nigerian Naira,
Expiring
6/8/2017	29,880,000	87,178	94,684	(7,506)
Philippine Peso,
Expiring
6/15/2017	28,580,000	570,360	573,826	(3,466)
South African Rand,
Expiring
6/15/2017	19,865,000	1,514,117	1,510,362	3,755
HSBC
Singapore Dollar,
Expiring
6/15/2017	550,000	395,210	397,570	(2,360)
JP Morgan Chase Bank
Argentine Peso,
Expiring
7/13/2017	13,680,000	788,245	831,720	(43,475)
Chilean Peso,
Expiring
6/15/2017	84,560,000	128,224	125,431	2,793
Hong Kong Dollars
Expiring
1/12/2018	7,265,000	937,299	936,577	722
Mexican New Peso,
Expiring
6/15/2017	6,100,000	322,762	326,302	(3,540)
Philippine Peso,
Expiring
6/15/2017	12,835,000	253,832	257,700	(3,868)
Russian Ruble,
Expiring
6/15/2017	107,950,000	1,859,159	1,896,601	(37,442)
South African Rand,
Expiring
6/15/2017	4,010,000	292,831	304,885	(12,054)

15

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
UBS
Euro,
Expiring
6/15/2017	696,416	756,326	782,937	(26,611)
9/29/2017	362,211	387,526	409,603	(22,077)
Gross Unrealized Appreciation				474,760
Gross Unrealized Depreciation				(188,210)

See notes to financial statements.

16

STATEMENT OF SWAP AGREEMENTS

May 31, 2017

OTC Interest Rate Swaps

Notional Amount ($)	Currency/ Floating Rate	Counterparty	(Pay) Receive Fixed Rate (%)	Expiration	Unrealized Appreciation ($)
1,700,000	USD - 6 Month LIBOR	Morgan Stanley Capital Services	2.62	8/31/2025	8,084
5,250,000	PLN - 1 Year LIBOR	Citigroup	2.72	6/1/2025	40,839

Gross Unrealized Appreciation				48,923

LIBOR—London Interbank Offered Rate

PLN—Polish Zloty

USD—United States Dollar

See notes to financial statements.

17

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	41,375,110	36,864,549
Affiliated issuers	94,224	94,224
Cash denominated in foreign currency	12,042	11,639
Dividends and interest receivable		1,309,239
Unrealized appreciation on forward foreign currency exchange contracts—See Statement of Forward Foreign Currency Exchange Contracts—Note 4		474,760
Receivable for investment securities sold		303,837
Receivable for shares of Beneficial Interest subscribed		206,037
Unrealized appreciation on swap agreements—See Statement of Swap Agreements—Note 4		48,923
Prepaid expenses		21,950
		39,335,158
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		57,885
Cash overdraft due to Custodian		4,606
Unrealized depreciation on forward foreign currency exchange contracts—See Statement of Forward Foreign Currency Exchange Contracts—Note 4		188,210
Payable for investment securities purchased		139,304
Payable for shares of Beneficial Interest redeemed		55,939
Outstanding options written, at value (premiums received $26,941)—See Statement of Options Written—Note 4		3,655
Accrued expenses		79,475
		529,074
Net Assets ($)		38,806,084
Composition of Net Assets ($):
Paid-in capital		246,793,273
Accumulated investment (loss)—net		(2,171,257)
Accumulated net realized gain (loss) on investments		(201,633,137)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions, swap agreements and foreign currency transactions		(4,182,795)
Net Assets ($)		38,806,084

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	2,840,606	2,553,546	26,173,384	7,238,548
Shares Outstanding	232,548	217,213	2,120,599	585,693
Net Asset Value Per Share ($)	12.22	11.76	12.34	12.36

See notes to financial statements.

18

STATEMENT OF OPERATIONS

Year Ended May 31, 2017

Investment Income ($):
Income:
Interest (net of $86,756 foreign taxes withheld at source)	6,186,221
Dividends from affiliated issuers	1,984
Total Income	6,188,205
Expenses:
Management fee—Note 3(a)	616,967
Shareholder servicing costs—Note 3(c)	177,909
Custodian fees—Note 3(c)	83,413
Professional fees	75,657
Registration fees	66,291
Prospectus and shareholders’ reports	32,946
Distribution fees—Note 3(b)	22,313
Trustees’ fees and expenses—Note 3(d)	4,687
Interest expense—Note 2	2,177
Loan commitment fees—Note 2	1,725
Miscellaneous	46,227
Total Expenses	1,130,312
Less—reduction in expenses due to undertaking—Note 3(a)	(83,021)
Less—reduction in fees due to earnings credits—Note 3(c)	(969)
Net Expenses	1,046,322
Investment Income—Net	5,141,883
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(37,953,007)
Net realized gain (loss) on options transactions	326,878
Net realized gain (loss) on swap agreements	410,969
Net realized gain (loss) on forward foreign currency exchange contracts	(6,711,397)
Net Realized Gain (Loss)	(43,926,557)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	47,718,576
Net unrealized appreciation (depreciation) on options transactions	(67,675)
Net unrealized appreciation (depreciation) on swap agreements	(325,986)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	1,668,919
Net Unrealized Appreciation (Depreciation)	48,993,834
Net Realized and Unrealized Gain (Loss) on Investments	5,067,277
Net Increase in Net Assets Resulting from Operations	10,209,160

See notes to financial statements.

19

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2017	2016
Operations ($):
Investment income—net	5,141,883	39,767,391
Net realized gain (loss) on investments	(43,926,557)	(332,827,659)
Net unrealized appreciation (depreciation) on investments	48,993,834	186,956,101
Net Increase (Decrease) in Net Assets Resulting from Operations	10,209,160	(106,104,167)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	229,754	853,425
Class C	78,902	187,952
Class I	13,134,431	68,837,265
Class Y	2,562,491	65,997,319
Cost of shares redeemed:
Class A	(3,541,912)	(11,644,591)
Class C	(1,378,729)	(2,382,579)
Class I	(114,840,644)	(776,802,277)
Class Y	(5,721,225)	(139,459,215)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(109,476,932)	(794,412,701)
Total Increase (Decrease) in Net Assets	(99,267,772)	(900,516,868)
Net Assets ($):
Beginning of Period	138,073,856	1,038,590,724
End of Period	38,806,084	138,073,856
Undistributed investment (loss)—net	(2,171,257)	(2,035,010)
Capital Share Transactions (Shares):
Class A
Shares sold	20,207	75,929
Shares redeemed	(311,942)	(1,078,130)
Net Increase (Decrease) in Shares Outstanding	(291,735)	(1,002,201)
Class C
Shares sold	7,031	17,331
Shares redeemed	(125,353)	(222,960)
Net Increase (Decrease) in Shares Outstanding	(118,322)	(205,629)
Class Ia
Shares sold	1,133,510	6,188,783
Shares redeemed	(9,848,415)	(71,979,220)
Net Increase (Decrease) in Shares Outstanding	(8,714,905)	(65,790,437)
Class Ya
Shares sold	219,786	5,623,138
Shares redeemed	(495,881)	(12,955,112)
Net Increase (Decrease) in Shares Outstanding	(276,095)	(7,331,974)

[a]During the period ended May 31, 2017, 3,850 Class Y shares representing $44,755 were exchanged for 3,853 Class I shares and during the period ended May 31, 2016, 7,414 Class Y shares representing $83,279 were exchanged for 7,420 Class I shares.

See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended May 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	10.92	11.90	14.38	14.57	13.32
Investment Operations:
Investment income—net[a]	.69	.74	.75	.64	.61
Net realized and unrealized gain (loss) on investments	.61	(1.72)	(3.08)	(.55)	.98
Total from Investment Operations	1.30	(.98)	(2.33)	.09	1.59
Distributions:
Dividends from Investment income—net	-	-	(.15)	(.21)	(.34)
Dividends from net realized gain on investments	-	-	-	(.07)	-
Total Distributions	-	-	(.15)	(.28)	(.34)
Net asset value, end of period	12.22	10.92	11.90	14.38	14.57
Total Return (%)[b]	11.81	(8.16)	(16.28)	.62	11.83
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.57	1.27	1.25	1.25	1.24
Ratio of net expenses to average net assets	1.47	1.27	1.25	1.25	1.24
Ratio of net investment income to average net assets	6.05	6.81	5.68	4.59	4.09
Portfolio Turnover Rate	45.08	29.71	61.03	61.76	58.82
Net Assets, end of period ($ x 1,000)	2,841	5,726	18,158	47,720	89,327

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

Class C Shares	Year Ended May 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	10.59	11.63	14.11	14.35	13.14
Investment Operations:
Investment income—net[a]	.58	.65	.63	.56	.48
Net realized and unrealized gain (loss) on investments	.59	(1.69)	(3.01)	(.57)	.97
Total from Investment Operations	1.17	(1.04)	(2.38)	(.01)	1.45
Distributions:
Dividends from Investment income—net	-	-	(.10)	(.16)	(.24)
Dividends from net realized gain on investments	-	-	-	(.07)	-
Total Distributions	-	-	(.10)	(.23)	(.24)
Net asset value, end of period	11.76	10.59	11.63	14.11	14.35
Total Return (%)[b]	10.95	(8.94)	(16.88)	(.12)	10.98
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.40	2.04	2.00	1.99	2.00
Ratio of net expenses to average net assets	2.26	2.04	2.00	1.99	2.00
Ratio of net investment income to average net assets	5.26	6.07	4.83	4.04	3.25
Portfolio Turnover Rate	45.08	29.71	61.03	61.76	58.82
Net Assets, end of period ($ x 1,000)	2,554	3,554	6,295	14,651	26,463

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

22

Class I Shares	Year Ended May 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	11.01	11.96	14.42	14.60	13.34
Investment Operations:
Investment income—net[a]	.72	.78	.77	.69	.65
Net realized and unrealized gain (loss) on investments	.61	(1.73)	(3.06)	(.56)	.99
Total from Investment Operations	1.33	(.95)	(2.29)	.13	1.64
Distributions:
Dividends from Investment income—net	-	-	(.17)	(.24)	(.38)
Dividends from net realized gain on investments	-	-	-	(.07)	-
Total Distributions	-	-	(.17)	(.31)	(.38)
Net asset value, end of period	12.34	11.01	11.96	14.42	14.60
Total Return (%)	11.99	(7.87)	(16.04)	.94	12.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.34	1.00	.94	1.00	.94
Ratio of net expenses to average net assets	1.23	1.00	.94	1.00	.94
Ratio of net investment income to average net assets	6.29	7.04	5.80	4.96	4.35
Portfolio Turnover Rate	45.08	29.71	61.03	61.76	58.82
Net Assets, end of period ($ x 1,000)	26,173	119,305	916,136	1,694,214	3,971,815

a Based on average shares outstanding.

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS (continued)

Class Y Shares	Year Ended May 31,
	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	11.01	11.96	14.43	13.89
Investment Operations:
Investment income—net[b]	.75	.81	.73	.63
Net realized and unrealized gain (loss) on investments	.60	(1.76)	(3.02)	.07
Total from Investment Operations	1.35	(.95)	(2.29)	.70
Distributions:
Dividends from Investment income—net	-	-	(.18)	(.09)
Dividends from net realized gain on investments	-	-	-	(.07)
Total Distributions	-	-	(.18)	(.16)
Net asset value, end of period	12.36	11.01	11.96	14.43
Total Return (%)	12.26	(7.94)	(15.94)	5.04[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.21	.90	.88	.92[d]
Ratio of net expenses to average net assets	1.13	.90	.88	.92[d]
Ratio of net investment income to average net assets	6.40	6.81	5.50	5.39[d]
Portfolio Turnover Rate	45.08	29.71	61.03	61.76
Net Assets, end of period ($ x 1,000)	7,239	9,489	98,002	78,882

a From July 1, 2013 (commencement of initial offering) to May 31, 2014.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Markets Debt Local Currency Fund (the “fund”) is a separate non-diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek to maximize total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that

25

NOTES TO FINANCIAL STATEMENTS (continued)

series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

26

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

27

NOTES TO FINANCIAL STATEMENTS (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2017 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Foreign Government	-	36,799,755	-	36,799,755
Registered Investment Company	94,224	-	-	94,224
U.S. Treasury	-	64,794	-	64,794
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†	-	474,760	-	474,760
Swaps†	-	48,923	-	48,923
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†	-	(188,210)	-	(188,210)
Options Written	-	(3,655)	-	(3,655)

† Amount shown represents unrealized appreciation (depreciation) at period end.

28

At May 31, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended May 31, 2017 were as follows:

Affiliated Investment Company	Value 5/31/2016 ($)	Purchases ($)	Sales ($)	Value 5/31/2017 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund†	2,161,210	46,617,978	48,684,964	94,224.2

† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation

29

NOTES TO FINANCIAL STATEMENTS (continued)

restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry or country.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended May 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

30

At May 31, 2017, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $201,456,232 and unrealized depreciation $6,530,957.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to May 31, 2017. The fund has $118,670,632 of short-term capital losses and $82,785,600 of long-term capital losses which can be carried forward for an unlimited period.

During the period ended May 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, net operating losses and swap periodic payments, the fund decreased accumulated undistributed investment income-net by $5,278,130, increased accumulated net realized gain (loss) on investments by $41,971,524 and decreased paid–in capital by $36,693,394. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended May 31, 2017 was approximately $66,800 with a related weighted average annualized interest rate of 3.26%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus had undertaken, from January 25, 2017 to May 31, 2017 to reduce the management fee paid

31

NOTES TO FINANCIAL STATEMENTS (continued)

by the fund, to the extent that the fund’s aggregate annual expenses (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed 1.25% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $83,021 during the period ended May 31, 2017.

During the period ended May 31, 2017, the Distributor retained $577 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended May 31, 2017, Class C shares were charged $22,313 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2017, Class A and Class C shares were charged $10,684 and $7,438, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of

32

transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2017, the fund was charged $15,435 for transfer agency services and $1,815 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $969.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2017, the fund was charged $83,413 pursuant to the custody agreement.

During the period ended May 31, 2017, the fund was charged $11,454 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $24,359, Distribution Plan fees $1,618, Shareholder Services Plan fees $1,144, custodian fees $26,020, Chief Compliance Officer fees $4,826 and transfer agency fees $15,511, which are offset against an expense reimbursement currently in effect in the amount of $15,593.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended May 31, 2017, redemption fees charged and retained by the fund amounted to $3,941.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, options transactions, forward contracts and swap transactions, during the period ended May 31, 2017, amounted to $34,812,304 and $129,505,352, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for

33

NOTES TO FINANCIAL STATEMENTS (continued)

general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended May 31, 2017 is discussed below.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the value of foreign currencies, or as a substitute for an investment. The fund is subject to market risk and foreign currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

34

The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended May 31, 2017:

Option Written:	Face Amount Covered By Contracts ($)	Premiums Received ($)	Options Terminated
			Cost ($)	Net Realized Gain (Loss) ($)
Contracts outstanding
May 31, 2016	6,000,000	114,967
Contracts written	23,320,000	280,433
Contracts terminated:
Contracts expired	27,220,000	368,459	-	368,459
Contracts outstanding May 31, 2017	2,100,000	26,941

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at May 31, 2017 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the

35

NOTES TO FINANCIAL STATEMENTS (continued)

return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Interest rate swaps open at May 31, 2017 are set forth in the Statement of Swap Agreements.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of May 31, 2017 is shown below:

36

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	48,923	[1]	Interest rate risk	-
Foreign exchange risk	474,760	[2]	Foreign exchange risk	(191,865)	[2,3]
Gross fair value of derivative contracts	523,683			(191,865)

Statement of Assets and Liabilities location:
[1]	Unrealized appreciation (depreciation) on swap agreements.
[2]	Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[3]	Outstanding options written, at value.

The effect of derivative instruments in the Statement of Operations during the period ended May 31, 2017 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Options Transactions	[1]	Forward Contracts	[2]	Swap Agreements	[3]	Total
Interest rate	-		-		410,969		410,969
Foreign exchange	326,878		(6,711,397)		-		(6,384,519)
Total	326,878		(6,711,397)		410,969		(5,973,550)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Options Transactions	[4]	Forward Contracts	[5]	Swap Agreements	[6]	Total
Interest rate	-		-		(325,986)		(325,986)
Foreign exchange	(67,675)		1,668,919		-		1,601,244
Total	(67,675)		1,668,919		(325,986)		1,275,258

Statement of Operations location:
[1]	Net realized gain (loss) on options transactions.
[2]	Net realized gain (loss) on forward foreign currency exchange contracts.
[3]	Net realized gain (loss) on swap agreements.
[4]	Net unrealized appreciation (depreciation) on options transactions.
[5]	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[6]	Net unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset

37

NOTES TO FINANCIAL STATEMENTS (continued)

derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At May 31, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Options	-	(3,655)
Forward contracts	474,760	(188,210)
Swaps	48,923	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	523,683	(191,865)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	523,683	(191,865)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of May 31, 2017:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Barclays Bank	49,668		(6,801)	-		42,867
Citigroup	70,285		(22,232)	-		48,053
Goldman Sachs International	95,346		-	-		95,346
HSBC	346		(346)	-		-
JP Morgan Chase Bank	241,101		(100,910)	-		140,191
Morgan Stanley Capital Services	8,084		(2,879)	-		5,205
UBS	58,853		(48,688)	-		10,165
Total	523,683		(181,856)	-		341,827

38

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Bank of America	(7,995)		-	7,995		-
Barclays Bank	(6,801)		6,801	-		-
Citigroup	(22,232)		22,232	-		-
HSBC	(2,360)		346	-		(2,014)
JP Morgan Chase Bank	(100,910)		100,910	-		-
Morgan Stanley Capital Services	(2,879)		2,879	-		-
UBS	(48,688)		48,688	-		-
Total	(191,865)		181,856	7,995		(2,014)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended May 31, 2017:

Average Market Value ($)
Foreign currency options contracts	38,297
Forward contracts	69,216,535

The following summarizes the average notional value of swap agreements outstanding during the period ended May 31, 2017:

Average Notional Value ($)
Interest rate swap agreements	3,921,580

At May 31, 2017, the cost of investments for federal income tax purposes was $41,653,213; accordingly, accumulated net unrealized depreciation on investments was $4,694,440, consisting of $2,011,351 gross unrealized appreciation and $6,705,791 gross unrealized depreciation.

39

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Dreyfus/Laurel Funds Trust

We have audited the accompanying statement of assets and liabilities of Dreyfus Emerging Markets Debt Local Currency Fund (the “Fund”), a series of The Dreyfus/Laurel Funds Trust, including the statements of investments, options written, forward foreign currency exchange contracts, and swap agreements, as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Markets Debt Local Currency Fund as of May 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 27, 2017

40

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 22-23, 2017, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

41

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was at or below the Performance Group and Performance Universe medians for the ten periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board discussed with the representatives of Dreyfus and its affiliates the investment strategy employed in the management of the fund’s assets and how that strategy affected the fund’s relative performance.  Representatives of Dreyfus and its affiliates expressed continued confidence in the investment approach notwithstanding the relative underperformance and discussed steps Dreyfus was taking, including the portfolio manager change in January 2016, in an effort to improve the fund’s performance.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expense ratio were above the Expense Group and the Expense Universe.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

42

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board expressed concern about the fund’s performance and determined to approve renewal of the Agreement only through October 4, 2017.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including

43

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement through October 4, 2017.

44

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Francine J. Bovich (65)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 76

———————

Kenneth A. Himmel (71)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

45

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (67)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 62

———————

Benaree Pratt Wiley (71)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

46

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

47

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

48

NOTES

49

For More Information

Dreyfus Emerging Markets Debt Local Currency Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DDBAX Class C: DDBCX Class I: DDBIX Class Y: DDBYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6081AR0517

Dreyfus Equity Income Fund

ANNUAL REPORT May 31, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Equity Income Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Equity Income Fund, covering the 12-month period from June 1, 2016 through May 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks advanced solidly over the past year while bonds produced mixed returns in response to various economic and political developments. Equities began the reporting period in the midst of a sustained rebound from previous weakness as global economic data improved, commodity prices recovered, and U.S. monetary policymakers delayed additional rate hikes. After a bout of volatility in late June 2016, stocks continued to climb over the summer. The unexpected outcome of U.S. elections in November sent stocks sharply higher in anticipation of new fiscal, regulatory, and tax policies. Generally strong economic data and corporate earnings continued to support stock prices over the first five months of 2017.

In the bond market, yields of high-quality government bonds declined to historical lows early in the reporting period due to robust investor demand for current income. Yields moved higher in late 2016 in anticipation of short-term interest-rate hikes and more stimulative U.S. fiscal policies, but they receded in early 2017 when political uncertainty caused some of those expectations to moderate. In contrast, lower-rated corporate-backed bonds generally fared well throughout the reporting period in a more business-friendly market environment.

Some asset classes and industry groups seem likely to benefit from a changing economic and geopolitical landscape, while others probably will face challenges as conditions evolve. Consequently, selectivity may be key to investment success in the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
June 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from June 1, 2016 through May 31, 2017, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, Ronald P. Gala, CFA, and Peter D. Goslin, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended May 31, 2017, Dreyfus Equity Income Fund’s Class A shares produced a total return of 15.18%, Class C shares returned 14.35%, Class I shares returned 15.55%, and Class Y shares returned 15.93%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), provided a total return of 17.45% for the same period.2

U.S. stocks gained ground amid better-than-expected corporate earnings, improving domestic growth prospects, and positive investor sentiment in the wake of the U.S. presidential election. The fund produced lower returns than its benchmark, primarily due to the underperformance of dividend-paying stocks compared to their more growth-oriented counterparts.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund invests primarily in equity securities, with a particular focus on dividend-paying stocks. When selecting securities, we choose stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. We use a computer model to identify and rank stocks within an industry or sector. Next, we generally select what we believe to be the most attractive of the higher-ranked securities. We manage risk by diversifying the fund’s investments across companies and industries, seeking to limit the potential adverse impact of a decline in any one stock or industry.

Post-Election Optimism Drove Markets Higher

The reporting period began in the midst of a market rally as economic growth improved, labor markets strengthened, commodity prices rebounded, and the Federal Reserve Board indicated that it would delay expected rate hikes.

While political and economic uncertainties caused U.S. stocks to dip in the days leading up to the 2016 presidential election, the election’s unexpected outcome quickly reenergized equity markets when investors began to anticipate lower corporate taxes, reduced regulatory constraints on business, and increased infrastructure spending. As a result, equity markets climbed sharply in late November and December.

Equities continued to gain value in early 2017, with strong corporate earnings and encouraging economic data driving several broad market indices to record highs. Disappointing macroeconomic data and concerns about the new administration’s ability to implement its business-friendly policies slowed the pace of the market’s advance in March and April, but the Index ended the reporting period with double-digit gains. Financial stocks fared well for the reporting period overall, buoyed by rising bond yields and lending margins. Information technology companies and many of the more economically sensitive, growth-oriented stocks in the industrials and materials sectors also outperformed market averages, while energy stocks and higher-yielding, dividend-paying equities in the telecommunication services, real estate, and utilities sectors generally fell out of favor.

Investors Favored Growth Over Dividends

The fund participated significantly in the Index’s gains, but its relative performance was constrained by its focus on higher-yielding dividend payers that lagged market averages.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Nonetheless, the fund continued to provide a substantially higher dividend yield than the Index over the reporting period.

In addition, our security selection strategy undermined relative performance in the utilities sector, where electricity supplier FirstEnergy lost value late in the reporting period when investors became discouraged about the likelihood of the new administration’s infrastructure proposals coming to fruition. Shortfalls in the industrials sector included conglomerate General Electric, which investors overlooked due to its relatively small exposure to the defense industry. Other laggards included retailer Kohl’s, which struggled with disappointing same-store sales comparisons, and Bank of America, which gave back previous gains as hopes for significant financial regulatory reform moderated.

The fund achieved better relative performance in the consumer staples and energy sectors through investments in companies such as tobacco producer Philip Morris International and oil refiner Valero Energy, respectively. In addition, technology stocks HP and Seagate Technology reported better-than-expected earnings and profit margins, and Darden Restaurants and retailer Best Buy announced higher sales and earnings.

A Disciplined Approach to Stock Picking

We have continued to employ the fund’s quantitative investment process, which seeks to identify high-quality, dividend-paying companies with attractive valuations and positive earnings momentum. Although we focus on the characteristics of individual companies, it is worth noting that recently strong corporate earnings and ongoing economic growth suggest to us that the outlook for stocks remains favorable. However, in our view, investors are likely to shift their focus from broad political and economic trends to the prospects of individual companies with strong underlying fundamentals. Consequently, we expect a robust stock selection process to become a more important determinant of investment success in the months ahead.

Although the fund’s assets have remained broadly diversified across the Index’s various economic sectors, the results of our quantitative models recently have produced slightly overweighted exposure to the telecommunication services, utilities, consumer staples, and energy sectors. In contrast, we have found fewer stocks meeting our investment criteria in the industrials, consumer discretionary, materials, and information technology sectors.

June 15, 2017

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1  Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through September 29, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Equity Income Fund Class A shares, Class C shares, Class I shares and Class Y shares and the S&P 500® Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales load for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Equity Income Fund on 5/31/07 to a $10,000 investment made in the Index. All dividends and capital gain distributions are reinvested. The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 5/31/17
	Inception
	Date	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (5.75%)	7/5/06	8.57%	11.60%	5.45%
without sales charge	7/5/06	15.18%	12.93%	6.08%

Class C shares
with applicable redemption charge†	7/5/06	13.35%	12.08%	5.30%
without redemption	7/5/06	14.35%	12.08%	5.30%

Class I shares	7/5/06	15.55%	13.22%	6.36%

Class Y shares	7/1/13	15.93%	13.28%††	6.25%††

S&P 500® Index		17.45%	15.40%	6.93%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales load for Class A shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Equity Income Fund from December 1, 2016 to May 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.66	$9.54	$4.37	$4.32
Ending value (after expenses)	$1,083.00	$1,079.20	$1,084.60	$1,088.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.49	$$9.25	$$4.23	$$4.18
Ending value (after expenses)	$1,019.50	$$1,015.76	$$1,020.74	$$1,020.79

†  Expenses are equal to the fund's annualized expense ratio of 1.09% for Class A, 1.84% for Class C, .84% for Class I and .83% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

May 31, 2017

Common Stocks - 99.6%	Shares		Value ($)
Automobiles & Components - 1.7%
Ford Motor	370,150		4,116,068
General Motors	59,750		2,027,317
			6,143,385
Banks - 6.2%
Bank of America	247,500		5,546,475
Cullen/Frost Bankers	7,250		664,535
East West Bancorp	16,050		878,417
First Horizon National	78,300		1,326,402
JPMorgan Chase & Co.	135,255		11,111,198
New York Community Bancorp	19,550		252,586
Regions Financial	135,200		1,871,168
			21,650,781
Capital Goods - 4.7%
Boeing	27,300		5,122,299
General Electric	370,000		10,130,600
Northrop Grumman	2,050		531,401
Raytheon	2,270		372,303
Timken	8,050		371,508
			16,528,111
Commercial & Professional Services - 1.2%
ManpowerGroup	20,900		2,129,083
Pitney Bowes	152,065		2,261,207
			4,390,290
Consumer Durables & Apparel - 1.7%
Brunswick	17,200		950,472
Garmin	85,250		4,436,410
Tupperware Brands	6,100		438,651
			5,825,533
Consumer Services - 2.1%
Darden Restaurants	85,200		7,576,836
Diversified Financials - 2.9%
Ares Capital	52,463		873,509
Chimera Investment	20,670	[a]	384,462
Eaton Vance	46,950		2,186,461
Federated Investors, Cl. B	15,000		398,400
Goldman Sachs Group	7,600		1,605,576
MFA Financial	217,850	[a]	1,812,512

8

Common Stocks - 99.6% (continued)	Shares	Value ($)
Diversified Financials - 2.9% (continued)
Morgan Stanley	45,750	1,909,605
State Street	14,900	1,213,754
		10,384,279
Energy - 7.9%
Chevron	60,660	6,277,097
Exxon Mobil	90,710	7,302,155
Kinder Morgan	18,100	339,556
Marathon Petroleum	6,750	351,270
ONEOK	191,150	9,496,332
Valero Energy	58,350	3,586,774
Williams Cos.	12,150	347,490
		27,700,674
Food & Staples Retailing - 3.0%
Wal-Mart Stores	132,390	10,405,854
Food, Beverage & Tobacco - 7.4%
Altria Group	148,270	11,185,489
Coca-Cola	35,500	1,614,185
Philip Morris International	110,590	13,248,682
		26,048,356
Household & Personal Products - 2.6%
Kimberly-Clark	47,250	6,129,742
Procter & Gamble	32,600	2,871,734
		9,001,476
Insurance - 3.2%
First American Financial	30,950	1,346,944
Marsh & McLennan Cos.	4,650	360,654
Old Republic International	218,650	4,324,897
Principal Financial Group	26,000	1,635,660
Prudential Financial	34,905	3,659,789
		11,327,944
Materials - 1.0%
Huntsman	56,850	1,358,715
LyondellBasell Industries, Cl. A	3,500	281,820
Nucor	11,650	676,865
Packaging Corporation of America	12,850	1,312,756
		3,630,156
Media - 1.3%
Omnicom Group	48,100	4,026,932

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.6% (continued)	Shares		Value ($)
Media - 1.3% (continued)
TEGNA	18,950		449,873
			4,476,805
Pharmaceuticals, Biotechnology & Life Sciences - 12.8%
AbbVie	201,830		13,324,817
Amgen	25,200		3,912,048
Eli Lilly & Co.	6,520		518,796
Johnson & Johnson	14,200		1,821,150
Merck & Co.	195,910		12,755,700
Pfizer	385,607		12,590,069
			44,922,580
Real Estate - 2.9%
Brixmor Property Group	32,950	[a]	594,418
Camden Property Trust	10,850	[a]	903,914
DDR	22,450	[a]	192,621
Equity Residential	10,250	[a]	667,173
GGP	15,400	[a]	343,112
Hospitality Properties Trust	16,540	[a]	478,337
Host Hotels & Resorts	53,300	[a]	958,867
Lamar Advertising, Cl. A	5,700	[a]	399,057
Liberty Property Trust	24,950	[a]	1,025,196
Public Storage	4,250	[a]	915,238
Tanger Factory Outlet Centers	18,850	[a]	491,231
WP Carey	48,050	[a]	3,134,301
			10,103,465
Retailing - 3.3%
Best Buy	135,600		8,053,284
Kohl's	93,200		3,581,676
			11,634,960
Semiconductors & Semiconductor Equipment - 2.3%
Intel	81,745		2,951,812
KLA-Tencor	3,950		410,800
Texas Instruments	56,000		4,619,440
			7,982,052
Software & Services - 8.3%
CA	295,950		9,402,331
International Business Machines	19,040		2,906,075
Microsoft	128,485		8,973,392
Oracle	7,640		346,780
Paychex	49,400		2,925,962

10

Common Stocks - 99.6% (continued)	Shares		Value ($)
Software & Services - 8.3% (continued)
Western Union	242,450		4,611,399
			29,165,939
Technology Hardware & Equipment - 10.9%
Apple	94,270		14,400,685
Cisco Systems	47,050		1,483,486
HP	746,400		14,002,464
Seagate Technology	185,250		8,071,342
Xerox	53,050		375,064
			38,333,041
Telecommunication Services - 5.6%
AT&T	275,660		10,621,180
CenturyLink	237,050		5,914,397
Verizon Communications	71,670		3,342,689
			19,878,266
Transportation - .1%
United Parcel Service, Cl. B	3,020		320,029
Utilities - 6.5%
AES	65,200		761,536
American Electric Power	49,460		3,550,239
Avangrid	25,550		1,160,736
CMS Energy	10,000		474,100
DTE Energy	12,650		1,385,428
FirstEnergy	330,700		9,669,668
MDU Resources Group	72,500		1,974,175
National Fuel Gas	12,600		715,176
OGE Energy	24,800		883,624
PPL	54,000		2,155,140
			22,729,822
Total Common Stocks (cost $301,593,217)			350,160,634
Other Investment - 1.1%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,762,989)	3,762,989	[b]	3,762,989
Total Investments (cost $305,356,206)	100.7%		353,923,623
Liabilities, Less Cash and Receivables	(.7%)		(2,367,336)
Net Assets	100.0%		351,556,287

a Investment in real estate investment trust.

b Investment in affiliated money market mutual fund.

11

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals, Biotechnology & Life Sciences	12.8
Technology Hardware & Equipment	10.9
Software & Services	8.3
Energy	7.9
Food, Beverage & Tobacco	7.4
Utilities	6.5
Banks	6.2
Telecommunication Services	5.6
Capital Goods	4.7
Retailing	3.3
Insurance	3.2
Food & Staples Retailing	3.0
Diversified Financials	2.9
Real Estate	2.9
Household & Personal Products	2.6
Semiconductors & Semiconductor Equipment	2.3
Consumer Services	2.1
Automobiles & Components	1.7
Consumer Durables & Apparel	1.7
Media	1.3
Commercial & Professional Services	1.2
Money Market Investment	1.1
Materials	1.0
Transportation	.1
100.7

† Based on net assets.

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	301,593,217	350,160,634
Affiliated issuers	3,762,989	3,762,989
Cash		1,105,421
Receivable for shares of Beneficial Interest subscribed		1,000,775
Dividends receivable		944,990
Prepaid expenses		56,018
		357,030,827
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		264,467
Payable for investment securities purchased		4,221,858
Payable for shares of Beneficial Interest redeemed		864,589
Accrued expenses		123,626
		5,474,540
Net Assets ($)		351,556,287
Composition of Net Assets ($):
Paid-in capital		294,547,511
Accumulated undistributed investment income—net		798,057
Accumulated net realized gain (loss) on investments		7,643,302
Accumulated net unrealized appreciation (depreciation) on investments		48,567,417
Net Assets ($)		351,556,287

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	182,705,128	24,465,341	142,127,984	2,257,834
Shares Outstanding	9,888,887	1,340,517	7,678,832	121,721
Net Asset Value Per Share ($)	18.48	18.25	18.51	18.55

See notes to financial statements.

13

STATEMENT OF OPERATIONS

Year Ended May 31, 2017

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	11,415,335
Affiliated issuers	9,045
Income from securities lending—Note 1(b)	31,250
Total Income	11,455,630
Expenses:
Management fee—Note 3(a)	2,189,906
Shareholder servicing costs—Note 3(c)	907,692
Distribution fees—Note 3(b)	165,745
Registration fees	74,862
Professional fees	67,800
Custodian fees—Note 3(c)	41,979
Prospectus and shareholders’ reports	28,806
Trustees’ fees and expenses—Note 3(d)	22,108
Loan commitment fees—Note 2	5,929
Miscellaneous	24,568
Total Expenses	3,529,395
Less—reduction in expenses due to undertaking—Note 3(a)	(312,586)
Less—reduction in fees due to earnings credits—Note 3(c)	(3,309)
Net Expenses	3,213,500
Investment Income—Net	8,242,130
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	11,664,925
Net unrealized appreciation (depreciation) on investments	21,057,634
Net Realized and Unrealized Gain (Loss) on Investments	32,722,559
Net Increase in Net Assets Resulting from Operations	40,964,689

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2017	2016
Operations ($):
Investment income—net	8,242,130	7,504,094
Net realized gain (loss) on investments	11,664,925	7,344,777
Net unrealized appreciation (depreciation) on investments	21,057,634	(12,894,817)
Net Increase (Decrease) in Net Assets Resulting from Operations	40,964,689	1,954,054
Distributions to Shareholders from ($):
Investment income—net:
Class A	(5,551,954)	(6,076,979)
Class C	(372,193)	(390,126)
Class I	(1,700,636)	(677,892)
Class Y	(66,644)	(84,741)
Net realized gain on investments:
Class A	(1,572,913)	(12,491,681)
Class C	(162,340)	(1,058,042)
Class I	(334,884)	(1,086,444)
Class Y	(16,751)	(185,745)
Total Distributions	(9,778,315)	(22,051,650)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	46,390,754	40,050,852
Class C	8,844,301	5,221,054
Class I	133,365,352	11,316,006
Class Y	2,193,141	1,961,079
Distributions reinvested:
Class A	6,448,349	17,283,680
Class C	368,813	972,357
Class I	1,767,877	1,263,553
Class Y	82,638	267,108
Cost of shares redeemed:
Class A	(98,852,294)	(54,511,974)
Class C	(5,384,075)	(4,717,939)
Class I	(24,310,548)	(15,732,134)
Class Y	(2,440,090)	(3,301,595)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	68,474,218	72,047
Total Increase (Decrease) in Net Assets	99,660,592	(20,025,549)
Net Assets ($):
Beginning of Period	251,895,695	271,921,244
End of Period	351,556,287	251,895,695
Undistributed investment income—net	798,057	855,054

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31,
	2017	2016
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	2,652,350	2,444,185
Shares issued for distributions reinvested	370,775	1,105,022
Shares redeemed	(5,610,003)	(3,321,905)
Net Increase (Decrease) in Shares Outstanding	(2,586,878)	227,302
Class Ca
Shares sold	511,564	325,511
Shares issued for distributions reinvested	21,417	63,252
Shares redeemed	(306,485)	(294,363)
Net Increase (Decrease) in Shares Outstanding	226,496	94,400
Class Ia,b
Shares sold	7,457,434	689,686
Shares issued for distributions reinvested	99,438	79,838
Shares redeemed	(1,350,906)	(929,836)
Net Increase (Decrease) in Shares Outstanding	6,205,966	(160,312)
Class Y
Shares sold	117,469	126,199
Shares issued for distributions reinvested	4,753	17,043
Shares redeemed	(134,066)	(209,938)
Net Increase (Decrease) in Shares Outstanding	(11,844)	(66,696)

[a]During the period ended May 31, 2017 7,926 Class A shares representing $146,263 were exchanged for 7,913 Class I shares and 4,381 Class C Shares representing $74,377 were exchanged for 4,315 Class I shares.

[b]During the period ended May 31, 2016 1,022 Class A shares representing $17,412 were exchanged for 1,018 Class I shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended May 31,
Class A Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	16.59	18.01	17.55	15.42	13.16
Investment Operations:
Investment income—net[a]	.51	.52	.48	.45	.50
Net realized and unrealized gain (loss) on investments	1.98	(.37)	.94	2.28	2.40
Total from Investment Operations	2.49	.15	1.42	2.73	2.90
Distributions:
Dividends from investment income—net	(.47)	(.50)	(.48)	(.42)	(.49)
Dividends from net realized gain on investments	(.13)	(1.07)	(.48)	(.18)	(.15)
Total Distributions	(.60)	(1.57)	(.96)	(.60)	(.64)
Net asset value, end of period	18.48	16.59	18.01	17.55	15.42
Total Return (%)[b]	15.18	1.54	8.41	18.11	22.65
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.22	1.21	1.21	1.21	1.30
Ratio of net expenses to average net assets	1.10	1.10	1.10	1.10	1.15
Ratio of net investment income to average net assets	2.88	3.12	2.69	2.75	3.48
Portfolio Turnover Rate	61.60	65.19	42.17	20.36	53.66
Net Assets, end of period ($ x 1,000)	182,705	206,929	220,644	178,781	107,425

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class C Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	16.36	17.79	17.35	15.26	13.03
Investment Operations:
Investment income—net[a]	.36	.39	.34	.33	.39
Net realized and unrealized gain (loss) on investments	1.96	(.37)	.93	2.25	2.37
Total from Investment Operations	2.32	.02	1.27	2.58	2.76
Distributions:
Dividends from investment income—net	(.30)	(.38)	(.35)	(.31)	(.38)
Dividends from net realized gain on investments	(.13)	(1.07)	(.48)	(.18)	(.15)
Total Distributions	(.43)	(1.45)	(.83)	(.49)	(.53)
Net asset value, end of period	18.25	16.36	17.79	17.35	15.26
Total Return (%)[b]	14.35	.80	7.59	17.18	21.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.91	1.92	1.92	2.00	2.11
Ratio of net expenses to average net assets	1.84	1.85	1.85	1.85	1.90
Ratio of net investment income to average net assets	2.07	2.39	1.94	2.00	2.76
Portfolio Turnover Rate	61.60	65.19	42.17	20.36	53.66
Net Assets, end of period ($ x 1,000)	24,465	18,222	18,137	15,077	7,715

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

18

	Year Ended May 31,
Class I Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	16.65	18.08	17.61	15.47	13.20
Investment Operations:
Investment income—net[a]	.50	.54	.52	.50	.55
Net realized and unrealized gain (loss) on investments	2.04	(.36)	.95	2.28	2.39
Total from Investment Operations	2.54	.18	1.47	2.78	2.94
Distributions:
Dividends from investment income—net	(.55)	(.54)	(.52)	(.46)	(.52)
Dividends from net realized gain on investments	(.13)	(1.07)	(.48)	(.18)	(.15)
Total Distributions	(.68)	(1.61)	(1.00)	(.64)	(.67)
Net asset value, end of period	18.51	16.65	18.08	17.61	15.47
Total Return (%)	15.55	1.80	8.61	18.47	22.96
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	.92	.92	.96	1.12
Ratio of net expenses to average net assets	.84	.85	.85	.85	.90
Ratio of net investment income to average net assets	2.82	3.32	2.93	2.99	3.74
Portfolio Turnover Rate	61.60	65.19	42.17	20.36	53.66
Net Assets, end of period ($ x 1,000)	142,128	24,525	29,527	29,862	11,878

a Based on average shares outstanding.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Y Shares	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	16.63	18.04	17.61	15.26
Investment Operations:
Investment income—net[b]	.54	.56	.55	.38
Net realized and unrealized gain (loss) on investments	2.06	(.36)	.88	2.51
Total from Investment Operations	2.60	.20	1.43	2.89
Distributions:
Dividends from investment income—net	(.55)	(.54)	(.52)	(.36)
Dividends from net realized gain on investments	(.13)	(1.07)	(.48)	(.18)
Total Distributions	(.68)	(1.61)	(1.00)	(.54)
Net asset value, end of period	18.55	16.63	18.04	17.61
Total Return (%)	15.93	1.85	8.50	19.27[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84	.84	.84	.97[d]
Ratio of net expenses to average net assets	.84	.84	.84	.85[d]
Ratio of net investment income to average net assets	3.10	3.37	3.21	2.75[d]
Portfolio Turnover Rate	61.60	65.19	42.17	20.36
Net Assets, end of period ($ x 1,000)	2,258	2,221	3,614	824

a From July 1, 2013 (commencement of initial offering) to May 31, 2014.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Equity Income Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that

21

NOTES TO FINANCIAL STATEMENTS (continued)

series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

23

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of May 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	350,160,634	-	-	350,160,634
Registered Investment Company	3,762,989	-	-	3,762,989

† See Statement of Investments for additional detailed categorizations.

At May 31, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended May 31, 2017, The Bank of

24

New York Mellon earned $5,954 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended May 31, 2017 were as follows:

Affiliated Investment Company	Value 5/31/2016 ($)	Purchases ($)	Sales ($)	Value 5/31/2017 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	4,458,032	28,703,000	33,161,032	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund††	742,258	72,652,963	69,632,232	3,762,989	1.1
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	-	48,009,313	48,009,313	-	-
Total	5,200,290	149,365,276	150,802,577	3,762,989	1.1

† During the period ended May 31, 2017, the Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.

†† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

25

NOTES TO FINANCIAL STATEMENTS (continued)

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended May 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $6,039,730, undistributed capital gains $4,598,763 and unrealized appreciation $46,370,283.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2017 and May 31, 2016 were as follows: ordinary income $8,146,688 and $7,229,738, and long-term capital gains $1,631,627 and $14,821,912, respectively.

During the period ended May 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $607,700 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2017, the fund did not borrow under the Facilities.

26

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly. Effective as of May 1, 2017, the Board approved a reduction in the management fee from an annual rate of .75% to an annual rate of .70% of the value of the fund’s average daily net assets. Dreyfus had contractually agreed, from June 1, 2016 through April 30, 2017, to waive receipt of its fees and/or assume the expenses of the fund so that direct annual fund operating expenses (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed .85% of the value of the fund’s average daily net assets. Dreyfus has also contractually agreed, from May 1, 2017 through September 29, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of the classes (excluding certain expenses as described above) do not exceed .78% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $312,586 during the period ended May 31, 2017.

During the period ended May 31, 2017, the Distributor retained $30,209 from commissions earned on sales of the fund’s Class A shares and $1,780 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended May 31, 2017, Class C shares were charged $165,745 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2017, Class A and Class C shares were charged $509,537 and $55,248, respectively, pursuant to the Shareholder Services Plan.

27

NOTES TO FINANCIAL STATEMENTS (continued)

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2017, the fund was charged $66,968 for transfer agency services and $4,263 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $3,309.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2017, the fund was charged $41,979 pursuant to the custody agreement.

During the period ended May 31, 2017, the fund was charged $5,791 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $205,899, Distribution Plan fees $15,546, Shareholder Services Plan fees $43,916, custodian fees $19,825, Chief Compliance Officer fees $4,826 and transfer agency fees $13,397, which are offset against an expense reimbursement currently in effect in the amount of $38,942.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

28

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2017, amounted to $247,343,450 and $180,213,911, respectively.

At May 31, 2017, the cost of investments for federal income tax purposes was $307,553,340; accordingly, accumulated net unrealized appreciation on investments was $46,370,283, consisting of $54,616,208 gross unrealized appreciation and $8,245,925 gross unrealized depreciation.

29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Dreyfus/Laurel Funds Trust

We have audited the accompanying statement of assets and liabilities of Dreyfus Equity Income Fund (the “Fund”), a series of The Dreyfus/Laurel Funds Trust, including the statement of investments as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Equity Income Fund as of May 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 27, 2017

30

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than 77.77% of ordinary income dividends paid during the fiscal year ended May 31, 2017 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $8,146,688 as ordinary income dividends paid during the fiscal year ended May 31, 2017 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.0982 per share as a capital gain dividend paid on December 12, 2016 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0274 as a short-term capital gain dividend paid on December 12, 2016 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

31

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 22-23, 2017 (the “February Meeting”) the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select

32

the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods and was first in the Performance Group for the one-year period. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was just above the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expense ratio were below the Expense Group and Expense Universe medians.

Dreyfus representatives stated that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until May 1, 2018, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .85% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also considered the expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed

33

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the

34

contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

At a meeting of the fund’s Board of Trustees held on April 26-27, 2017, the Board considered the approval of amendment of the fund’s Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services. Dreyfus proposed to amend the Agreement to reduce the management fee payable by the fund from an annual rate of 0.75% to 0.70%, effective May 1, 2017. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. Since the Board had renewed the Agreement at the February Meetings, and, other than as discussed below, there had been no material changes in the information presented, the Board addressed certain of the relevant considerations by reference to their considerations and determinations at the February Meeting. In considering amendment of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The nature, extent and quality of services provided had been considered at the February Meeting, and there had been no material changes in this information. Dreyfus representatives stated, and the Board considered, that Dreyfus would continue to provide research and portfolio management and that Dreyfus would continue to provide oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures. The Board also considered that Dreyfus does not believe that the proposed amendment to the Agreement would have any adverse impact on the scope or quality of the services provided to the fund by Dreyfus; and the proposed amendment also would not result in any change to the investment management of the fund.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. Dreyfus did not provide the board with information comparing the fund’s performance with the performance of a group of comparable funds because that information had been reviewed at the February Meeting.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and discussed the results of the comparisons. The Board noted that the fund’s proposed contractual management fee was at the Expense

35

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

Group median while the actual management fee was below the Expense Group median and the fund’s total expenses (both the current actual expenses and the proposed expenses after giving effect to the expense limitation described below) were below the Expense Group median.

Dreyfus representatives stated that Dreyfus has contractually agreed, until September 29, 2018 for Class A, C, I and Y shares and until March 31, 2018 for Class T Shares, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the fund’s share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.78% of the fund’s average daily net assets.

Dreyfus did not provide the Board with the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund because this information had been reviewed at the February Meeting.

Analysis of Profitability and Economies of Scale. The Board had considered profitability, economies of scale and the potential benefits to Dreyfus at the February Meeting. Dreyfus representatives noted that the amendments would result in a reduction in Dreyfus’ fee (and therefore negatively impacting profitability and economies of scale) and that potential benefits would not change materially as a result of the amendments from those considered at the February Meeting.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to amendment of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services to be provided by Dreyfus continue to be adequate and appropriate.

• The Board concluded that the fee to be paid to Dreyfus supported renewal of the Agreement in light of the considerations described above.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement and of prior or similar agreements during which lengthy

36

discussions took place between the Board and Dreyfus representatives. The Board determined to approve amendment of the Agreement.

37

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Francine J. Bovich (65)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 76

———————

Kenneth A. Himmel (71)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

38

Stephen J. Lockwood (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (67)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 62

———————

Benaree Pratt Wiley (71)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

39

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

40

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

41

For More Information

Dreyfus Equity Income Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DQIAX Class C: DQICX Class I: DQIRX Class Y: DQIYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6144AR0517

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $80,500 in 2016    and $82,610 in 2017.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,400       in 2016 and $10,720 in 2017. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $            5,000 in 2016 and $5,200 in 2017. This service consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2016 and $0 in 2017.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2016 and $0 in 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $16,725,000 in 2016 and $20,872,000 in 2017.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds Trust

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    July 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    July 27, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    July 27, 2017

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)